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                                                                  EXHIBIT 10.64


                               THIRD AMENDMENT TO
                              EMPLOYMENT AGREEMENT


        THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT ("Third Amendment") is executed this 10th day of April, 1997 ("Effective Date") and is entered into by and among PAC RIM HOLDING CORPORATION, a Delaware corporation (the "Corporation"), THE PACIFIC RIM ASSURANCE COMPANY, a California corporation ("Employer"), and STANLEY BRAUN, an individual ("Employee").

        1.0     RECITALS

                1.1 Employer, Corporation, and Employee previously entered into an Employment Agreement. The Employment Agreement was amended by the First Amendment on March 27, 1995, and again amended by the Second Amendment on March 30, 1996.

                1.2 As of the date of this third Amendment, the First Amendment, the Second Amendment, and the Employment Agreement constituted the entire understanding concerning Employee's employment with Employer.

                1.3 Employer, Corporation, and Employee desire to enter into this Third Amendment upon the terms and conditions set forth herein to amend the Agreement.

        NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained herein and for such other good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the Parties hereto agree as follows:

        2.0 DEFINITIONS. All capitalized terms not defined herein shall have the same meanings ascribed to them in the Employment Agreement and First Amendment. However, to the extent any definitions used herein differ from the definitions contained in the First Amendment or the Employment Agreement, the definitions provided below shall supersede same and shall be controlling in interpreting the Agreement.

                2.1 Agreement: "Agreement" shall collectively refer to the Employment Agreement, the First Amendment and the Second Amendment.

                2.2 First Amendment: "First Amendment" shall mean the Amendment to Employment Agreement dated March 27, 1995 by and among Corporation, Employer and Employee.

                2.3 Employment Agreement: "Employment Agreement" shall mean the agreement by and between Employer and Employee on August 16, 1994.

                2.4 Parties: "Parties" shall collectively refer to Corporation, Employer, and Employee.

                2.5 Second Amendment: "Second Amendment" shall mean the Second Amendment to Employment Agreement dated March 30, 1996.


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                2.6  Third Amendment:  "Third Amendment" shall mean this Third
Amendment to Employment Agreement dated as of the Effective Date.

        3.0 AMENDMENTS. The following section of the First Amendment is amended to read as follows:

                3.1 Section 2.2a Change in Control is replaced with the following language:

                     "2.2a Change in Control: "Change in Control" shall mean the closing of an acquisition by no later than June 30, 1997 of more than fifty-one percent (51%) of the outstanding common stock of Corporation through a merger, sale, or reorganization by an entity, individual, or group acting in concert which satisfies all of the following conditions:

                          (i) The affirmative vote by a required majority of the Board of Directors of Corporation (as required by the By-Laws of Corporation for the proposed transaction) approving the proposed transaction subject to shareholder approval;

                          (ii) The acquisition of 100% of Employee's stock of Corporation, on the same terms and conditions as those set forth for the Corporation's other Shareholders;

                          (iii) The affirmative vote of a required majority (as required by the By-Laws of Corporation for the proposed transaction) of shares of the stock of Corporation in favor of the proposed transaction causing the Change in Control as well as approving this Amendment;

                          (iv) Subject to the approval of the SEC, Corporation shall submit the request for



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                                 shareholder approval of certain elements of
                                 this Third Amendment which became effective upon shareholder approval as a joint resolution with the proposed transaction effectuating a Change in Control; and

                          (v) Employee continuing to provide services to Employer until the closing of the acquisition unless any cessation of services was the result of Termination Without Cause.

                          A Change in Control shall not occur as a result of any
                  stock acquisition by Mr. Richard H. Pickup or his Affiliates through the exercise of options, warrants, conversion of debentures, or through other changes in ownership resulting from capital infusions recommended by a State regulatory agency for which Employer is subject or Employee on behalf of Employer is subject."

        4.0 CAPACITIES AND DUTIES. Upon a Change in Control, Section 4.2 is replaced in its entirety as follows:

                  "6.3 Employee agrees that, in connection with the acquisition of 100% of Employee's stock of Corporation upon a Change in Control, Employee agrees not to violate the provisions of
                  Section 11.0 or the Confidentiality Agreement during the four
                  (4) year period after a Change in Control."

        5.0 RATIFICATION. To the extent not otherwise modified by the terms and conditions of this Third Amendment, all of the terms of the Employment Agreement as previously modified by the First Amendment and previously modified by the Second Amendment are hereby ratified and republished.

        6.0     BOARD OF DIRECTORS' APPROVAL

                The execution of this Third Amendment has been authorized by a duly called meeting of the Board of Directors of the Corporation and Employer. Employee was absent from such meeting due to a conflict of interest. The meeting was ratified by a telephonic board meeting. It is acknowledged that any Change in Control is subject to Shareholder approval, but the Board's action is all that is necessary to give effect to this Third Amendment. The undersigned officers of the Corporation and Employer have been duly authorized to execute this



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Third Amendment on behalf of the Corporation and Employer pursuant to this resolution of the Board of Directors of each.

         The Parties hereto have set their hands the day and year first above written.


                                        PAC RIM HOLDING CORPORATION,
                                        a Delaware corporation


                                        By:   /s/ PAUL W. CRAIG
                                            ---------------------------
                                              Paul W. Craig
                                        Its:  Executive Vice President

                                              "CORPORATION"


                                        THE PACIFIC RIM ASSURANCE COMPANY,
                                        a California corporation


                                        By:   /s/ PAUL W. CRAIG
                                            ---------------------------
                                              Paul W. Craig
                                        Its:  Executive Vice President

                                              "EMPLOYER"



                                        /s/ STANLEY BRAUN
                                        -----------------------------------
                                            STANLEY BRAUN, an individual

                                              "EMPLOYEE"
Drafted by:
THE BUSCH FIRM
2532 Dupont Drive
Irvine, California 92715
(714) 474-7368
April 10, 1997
2240H-22.2(C)

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                                   EXHIBIT A

                       CONSENT TO AMENDMENT AND AGREEMENT


        I, the undersigned, am the spouse of Stanley Braun. I have read the Employment Agreement dated April 15, 1994 ("Employment Agreement"), the Amendment to Employment Agreement dated March 27, 1995 ("First Amendment"), the Second Amendment to Employment Agreement dated March 30, 1996 ("Second Amendment"), and this Third Amendment to the Employment Agreement dated April 10, 1997 by and among Pac Rim Holding Corporation, a Delaware corporation. The Pacific Rim Assurance Company, a California corporation ("Corporation") and my spouse, Stanley Braun, and clearly understand the provisions thereof. I am aware that by the provisions of said Amendment and Agreement my spouse has agreed to certain provisions regarding his employment with the aforementioned Corporation, including the expiration of certain stock options according to their terms and the grant of new stock options and my community interest therein, if any, in accordance with the terms and provisions of said Third Amendment, Second Amendment, First Amendment and Employment Agreement. I hereby approve of and consent to the provisions of said Third Amendment, Second Amendment, First Amendment and Employment Agreement, in its entirety.


DATED:  April 10, 1997




                                           /s/ NANCY BRAUN
                                           ----------------------------




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